Supplement to Prospectuses

CREDIT SUISSE CASH RESERVE FUND, INC.
CREDIT SUISSE INSTITUTIONAL MONEY MARKET
FUND, INC. – GOVERNMENT PORTFOLIO
CREDIT SUISSE INSTITUTIONAL MONEY MARKET
FUND, INC. – PRIME PORTFOLIO

Each of Credit Suisse Cash Reserve Fund, Inc., Credit Suisse Institutional Money Market Fund, Inc. – Government Portfolio and Credit Suisse Institutional Money Market Fund, Inc. – Prime Portfolio (each, a "Fund") is currently participating in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the United States Department of the Treasury (the "Treasury"). The Program was set to expire on April 30, 2009. On March 31, 2009, the Treasury announced that the Program would be extended through September 18, 2009. To continue to participate in the Program, each Fund would be required to submit certain documentation and make a Program extension payment to the Treasury by April 13, 2009.

Each Fund's Board of Directors has determined not to extend participation in the Program after April 30, 2009 through the Treasury's extension date of September 18, 2009. In making such determination, the Board of Directors of each Fund considered several factors, including, in particular, that each Fund has announced plans to liquidate. The Board of Directors of each Fund also considered the nature of each Fund's portfolio, the current shareholder base of each Fund and the cost of participation in the Program. Accordingly, each Fund will not participate in the Program after the current term, which expires on April 30, 2009.

For more information on the Program, please visit the Treasury's website at http://www.ustreas.gov.

Dated: April 7, 2009	16-0409 for CR-PRO-CMN CR-PRO-LOAD MMGP-PRO-A MMGP-PRO-B MMGP-PRO-C MMPP-PRO-A MMPP-PRO-B MMPP-PRO-C 2009-006